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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement No. 333-76121 on Form S-1.


                                        /s/ Arthur Andersen LLP

                                        Arthur Andersen LLP

Los Angeles, California
June 23, 1999